SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 5, 2000

                            Fleet Boston Corporation
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               (Exact Name of Registrant as Specified in Charter)


                                  Rhode Island
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                 (State or Other Jurisdiction of Incorporation)

          1-6366                                    05-0341324
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 (Commission File Number)                   (IRS Employer Identification No.)



                               One Federal Street
                                Boston, MA 02110
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                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code: 617-346-4000



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events.

     Pursuant to Form 8-K, General Instruction F, the Company hereby incorporates by reference the press release attached hereto as Exhibit (20).

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit No.                                       Description
         -----------                                       -----------

         Exhibit (20)                                      Press Release dated
                                                           March 5, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 8, 2000

                                            Fleet Boston Corporation
                                            (Registrant)

                                            By: /s/William C. Mutterperl
                                                --------------------------------
                                            Name:  William C. Mutterperl
                                            Title: Executive Vice President,
                                                   Secretary and General Counsel

                                  EXHIBIT INDEX

(20)          Press release issued by Fleet Boston Corporation on March 5, 2000.

                                                                    Exhibit (20)
                                                                    ------------
Contact  Media:                                   Investor:
         James E. Mahoney                         John Kahwaty
         FleetBoston Financial                    FleetBoston Financial
         617-346-5472                             617-434-3650




                                                           FOR IMMEDIATE RELEASE


FLEETBOSTON FINANCIAL TO INVEST IN NORTH FORK BANCORPORATION


BOSTON, MA, March 5, 2000 - FleetBoston Financial (NYSE:FBF) confirmed today that it has entered into an agreement to invest $250 million in North Fork Bancorporation (NYSE:NFB) in connection with its proposed exchange offer to Dime Bancorp.

Fleet said, after being approached by North Fork, it entered into a standstill agreement with North Fork pursuant to which Fleet has agreed not to propose a merger with North Fork, Dime or Hudson United Bancorp for a period of time. In return Fleet will have the opportunity to invest in North Fork and increase its branch presence in the New York Metropolitan area.

Specifically, FleetBoston will invest $250 million in North Fork convertible preferred stock and will receive 7.5 million warrants to purchase North Fork common stock over the next 10 years. In addition, upon completion of North Fork's proposed merger with Dime, FleetBoston will have the right to purchase $2 billion of Dime deposits, in a total of 17 branches in Manhattan and on Long Island.

FleetBoston Financial is the eighth-largest bank holding company in the United States. A $190 billion diversified financial services company, it offers a comprehensive array of innovative financial solutions to 20 million customers in some 20 countries. Among the company's key lines of business are: retail banking, with over 1,500 branches in the Northeast; commercial banking, including capital markets/investment banking and commercial finance; investment services, including discount brokerage; and full-service banking through more than 250 offices in Latin America. FleetBoston Financial is headquartered in Boston and listed on the New York Stock Exchange (NYSE:FBF).

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